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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 16, 2007



                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-19027                    84-1057605
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On August 16, 2007, the Board of Directors of Simtek Corporation, a Delaware corporation (the "Company"), filled a vacant position on the Board of Directors with Mr. Philip Black and elected Mr. Black as a Director until the next annual meeting of stockholders. As of the date of this report, Mr. Black had not been named as a member of any of the committees of the Board and it is unknown at the time of this report to what committees, if any, Mr. Black is expected to be named. Mr. Black will receive the standard compensation for a member of the Board of Directors, including a grant of 25,000 options and a $10,000 annual stipend, as well as the standard fees and reimbursement of expenses for attending Board and committee meetings.




































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SIMTEK CORPORATION


                                     By:  /s/ Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer



August 21, 2007











































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